Exhibit 99.1

The Leading Public Stand-alone U.S. Directory Company CJS Securities' Conference January 8, 2003

FORWARD-LOOKING STATEMENTS

     Certain statements contained in this presentation regarding R.H. Donnelley’s future operating results or performance or business plans or prospects and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “potential,” “goal,” “outlook,” and similar expressions, as they relate to R.H. Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley’s actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements. Such risks, uncertainties and contingencies are described in detail in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001, as well as the Company’s other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) dependence on a limited number of relationships and on our business partners; (2) uncertainties caused by the consolidation of the telecommunications industry and/or changes in the yellow pages industries; (3) introduction of competing products or technologies by other companies and/or pricing pressures from competitors and/or customers; (4) reversal or slowdown of the modest economic recovery presently being experienced in the United States, especially with respect to the markets in which we operate and/or residual economic effects of, and uncertainties regarding (i) the terrorist attacks that occurred on September 11, 2001, (ii) the general possibility or express threat of similar terrorist or other related disruptive events, and (iii) future occurrence of similar terrorist or other related disruptive events, especially with respect to the major markets in which we operate that depend so heavily upon travel and tourism; (5) risks related to the varying opportunities for the Company’s use of its cash flow; and (6) any share repurchases would be subject to market conditions and compliance with legal restrictions and the company’s debt covenants. Additional risks that would cause actual results to differ materially from such statements include, without limitation, the inability of R.H. Donnelley to achieve synergies in connection with the acquisition of Sprint's directory publishing operations and business, the incurrence of unexpected costs in connection with the acquisition of Sprint's directory publishing operations and business and other contingencies and risks relating to the integration of Sprint’s directory publishing operations and business.

The New R.H. Donnelley

Who We Are Created the Yellow Pages over 100 years ago Nation's largest stand-alone publisher of yellow pages directories Combined advertising sales of nearly $1 billion, revenue of approximately $560 million & EBITDA of approximately $400 million Owner and operator of 260 Sprint directories in 18 states Major markets include Las Vegas, Orlando and Ft. Myers Customer base of 185,000 local and 4,400 national customers Exclusive sales agent for 129 directories through DonTech, a perpetual partnership with SBC, in Illinois and northwest Indiana Serve approximately 120,000 local customers State-of-the-art pre-press publishing facilities 3

Overview of SPA Acquisition Closed acquisition of SPA on January 3, 2003 Total cash purchase price of $2.23 billion Approximately 8.6x 2002E EBITDA, less than 8.0x with expected synergies GS Capital Partners 2000, L.P. and affiliated entities invested $200 million in 8% cumulative convertible preferred stock and warrants Significant strategic and financial benefits Exclusive Sprint branding and incumbent market position 50 year publishing, trademark and non-compete agreements 20-year working relationship translates into minimal integration risk Donnelley sold approximately 1/3 of SPA's total local revenues in 2001 RHD currently sells ads in 5 of SPA's 10 largest markets 4

Overview of Sprint Directories Business Sixth largest directory publisher in the U.S. 260 directories with annual circulation of more than 18 million Combines directory publishing operations of SPA with RHD sales organization Owner / operator business model Incumbent status Strong brand name 185,000 local advertisers and 4,400 national advertisers 5

Overview of DonTech 6 50/50 perpetual partnership with SBC Exclusive sales agent for 129 directories in Illinois and northwest Indiana Incumbent status Dominant market share Approximately 120,000 customers Board of Directors Marketing HR IT Billing Distribution Credit/Collections Pre Press Publishing DonTech Yellow Page Products Sales Support Systems Sales Sales Mgmt Training Recruitment Hiring Compensation Finance

Expansive Footprint and Market Presence 42 20 19 10 14 11 42 7 8 31 5 14 6 18 9 1 3 129 # of Directories SPA markets. DonTech markets. Corporate headquarters or pre-press center. 7

R.H. Donnelley Today

Strategic Platform	◆ Long Yellow Pages heritage and strong reputation in the industry ◆ Use of "Sprint" and "Best Red Yellow Pages" brand name (92% awareness in SPA markets) ◆ 20 year working relationship translates into minimal integration risk ◆ RHD sales force already sells one-third of SPA revenues in 5 of SPA's top 10 markets
Significant Scale	◆ Sixth largest U.S. directory publisher ◆ Over $400 million of combined EBITDA ◆ 600 non-union sales personnel
Broad Reach	◆ 260 SPA directories ◆ 129 SBC directories through DonTech ◆ Combined circulation of more than 28.8 million books in 19 states ◆ 80%+ average share in SPA and DonTech markets
Market and Customer Diversity	◆ 185,000 local / 4,400 national SPA advertisers ◆ Approximately 120,000 local advertisers through DonTech

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RHDonnelley

Growth Rates All Media Growth Rates YP 1988 0.076 0.074 1989 0.05 0.077 1990 0.041 0.072 1991 -0.01 0.034 1992 0.04 0.011 1993 0.055 0.022 1994 0.085 0.032 1995 0.08 0.041 1996 0.075 0.049 1997 0.072 0.058 1998 0.075 0.063 1999 0.07 0.064 2000 0.12 0.066 2001 -0.045 0.053 Recession Resistant Compared to Other Media Formats Source: YPIMA, 2002 Industry Forecast; Yellow Page Publishers, 2000 Benchmarking Study. Veronis Suhler Stevenson Communications Industry Forecast 2002 U.S. Directory Revenues versus Media Industry Revenues 9

Source: YPIMA, 2002 Industry Forecast January 2002. Yellow Page Publishers, 2000 Benchmarking Study. Substantial Recurring Revenue High recurring revenue Superior customer retention levels Primary or only advertising vehicle for small and medium-sized businesses 30%+ penetration of small and medium- sized businesses in most markets Typically last advertising expense cut Decision not to advertise results in being out of directory for a full year Reducing ad size will result in loss of priority status in heading Renewed Revenue From Existing Accounts 0.8 Growth From Existing Accounts 0.12 New Business Accounts 0.08 10

Yellow Pages 0.246 Direct Mail 0.186 Newspapers 0.186 Other 0.102 Television 0.09 Yellow Pages 0.44 Television 0.22 Internet 0.2 Radio 0.18 Newspapers 0.17 (1) Source: Constat, Inc. & The Kelsey Group, Inc. Local Commerce Monitor-1999. (2) Source: YPIMA Industry Forecast, Jan. 2002. (3) Source: CRM Associates. Strong Value Proposition Yellow Pages 53 Newspapers 30 Web 29 Magazines 10 Television 9 Return on Investment per Dollar Invested (3) Average Cost per Buyer Influenced (3) Yellow Pages 9 Newspapers 18 Magazines 26 Radio 32 Television 57 Broad Reach of Potential Customers (1) Media Used to Make Purchasing Decisions (2) 11

Financial Review

Pro Forma Combined Historical Results Last Twelve Months Ended, 12/31/2001 9/30/2002 Net revenues $581.8 $574.7 Adjusted operating expenses 306.0 286.0 Partnership Income 122.4 117.3 $398.2 $406.0 ($ in millions) Note: Results presented on a deferral accounting method and include additional stand-alone operating expenses. 2001 excludes one-time restructuring and investment impairment charges of $31.6 million. Adjusted EBITDA Adjusted EBITDA (pre DonTech) 275.8 288.7 Margin 47.4% 50.2% 13

Pro Forma Capital Structure ($ in millions) At Transaction 9/30/02 % of Total Capitalization Adjusted LTM EBITDA Multiple(1) Cash $9.8 Revolving credit facility (2) $28.3 0.8% 0.07x Term loan A 500.0 14.5 1.23 Term loan B 900.0 26.2 2.22 Total senior secured debt $1,428.3 41.5% 3.52x Senior unsecured notes 325.0 9.5 0.80 Total senior debt $1,753.3 51.0% 4.32x Senior subordinated notes 600.0 17.4 1.48 Total debt $2,353.3 68.4% 5.80x Convertible preferred stock 200.0 5.8 0.49 Market value of common equity (3) 885.7 25.8 2.18 Total capitalization $3,439.0 100.0% 8.47x (1) Based on pro forma LTM Adjusted EBITDA of $406.0 million as of 9/30/02. (2) Total revolver availability of $125.0 million. (3) Donnelley fully diluted equity market capitalization based on $28.88 close on 1/6/03. 14

Investment Highlights Strategic acquisition of SPA creates a fully integrated directories company Leading incumbent market position Historical relationship with SPA minimizes integration risk Stable growth, high margin business Substantial free cash flow generation Experienced management team Non-cyclical, recession resistant industry Attractive and well-diversified markets and customer base Achievable growth opportunities and cost savings from acquisition Strong sponsorship with significant equity investment 15

The Leading Public Stand-alone U.S. Directory Company CJS Securities' Conference January 8, 2003